UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2019

Golden Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-24993	41-1913991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6595 S Jones Blvd., Las Vegas, Nevada	89118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 893-7777

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Pursuant to the terms of that certain Membership Interest Purchase Agreement, dated July 14, 2018 (the “Purchase Agreement”), by and between Golden Entertainment, Inc. (the “Company”) and Marnell Gaming, LLC (the “Seller”), on January 14, 2019, the Company completed the acquisition of all of the outstanding equity interests of Colorado Belle Gaming, LLC (“Colorado Belle”) and Edgewater Gaming, LLC (“Edgewater” and together with Colorado Belle, the “Acquired Entities”) from the Seller (the “Acquisition”) for aggregate consideration consisting of $155.0 million in cash (subject to adjustment pursuant to the Purchase Agreement) and the issuance by the Company of 911,002 shares of its common stock to certain assignees of Seller.

This description of the Acquisition and the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 16, 2018, which is incorporated herein by reference.

The events described in this Current Report on Form 8-K occurred in connection with the completion of the Acquisition.

Item 1.01  Entry into a Material Definitive Agreement

Stockholders Agreement

In connection with the Acquisition, on January 14, 2019, the Company entered into a Stockholders Agreement with the stockholders party thereto, pursuant to which, among other matters, Anthony A. Marnell III will be admitted as a Company board observer from closing until the Company’s 2019 annual meeting of stockholders (the “Annual Meeting”), and Mr. Marnell will be nominated for election to the Company’s board of directors at the Company’s Annual Meeting, subject to Mr. Marnell satisfying certain nomination requirements.  Pursuant to the Stockholders Agreement, certain stockholders affiliated with Mr. Marnell or members of his family also agreed to certain restrictions on the transfer of shares of the Company’s common stock received by such stockholders pursuant to the Purchase Agreement until the earlier of (x) the Annual Meeting and (y) September 14, 2019 (subject to certain exceptions).  In addition, the stockholders party to the Stockholders Agreement will be granted customary piggyback registration rights for the newly-issued shares of Company common stock.

The foregoing summary of the material terms of the Stockholders Agreement is not complete and is qualified in its entirety by reference to the Stockholders Agreement, which is attached hereto as Exhibit 10.1, and the full text of which is incorporated herein by reference.

Item 2.01  Completion of Acquisition or Disposition of Assets

On January 14, 2019, the Company completed the acquisition of all of the outstanding equity interests of the Acquired Entities from the Seller for aggregate consideration consisting of $155.0 million in cash (subject to adjustment pursuant to the Purchase Agreement) and the issuance by the Company of 911,002 shares of its common stock to certain assignees of Seller.

The Acquired Entities own and operate two casino hotel properties in Laughlin, Nevada: the Colorado Belle Casino Resort and the Edgewater Hotel and Casino.

Item 3.02Unregistered Sales of Equity Securities

On January 14, 2019, the Company completed the acquisition of all of the outstanding equity interests of the Acquired Entities from the Seller for aggregate consideration consisting of $155.0 million in cash (subject to adjustment pursuant to the Purchase Agreement) and the issuance by the Company of 911,002 shares of its common stock to certain assignees of Seller.

The shares of Company common stock described above were issued in reliance upon the exemption from registration available under Section 4(a)(2) of the Securities Act of 1933, as amended, because the transactions did not involve a public offering. In each case, appropriate investment representations were obtained and restrictive legends were affixed to such shares.

Item 7.01 Regulation FD Disclosure

On January 14, 2019, the Company issued a Press Release announcing, among other things, completion of the acquisition of all of the outstanding equity interests of the Acquired Entities, which is attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference.  The information contained herein, including the attached press release, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as may be expressly set forth by specific reference in such filing.

Item 9.01Financial Statements and Exhibits.

(a)Financial Statements of Businesses Acquired

The financial statements required by Item 9.01(a) of Current Report on Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

(d)Exhibits

Exhibit Number	Description
10.1	Stockholders Agreement, dated as of January 14, 2019, by and between Golden Entertainment, Inc. and the stockholders party thereto.
99.1	Press Release, dated January 14, 2019 issued by Golden Entertainment, Inc.

Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 hereto contain “forward-looking statements”, including statements regarding the Acquisition.  Statements in this document may contain, in addition to historical information, certain forward-looking statements.  Some of these forward-looking statements may contain words like “believe,” “may,” “could,” “would,” “might,” “possible,” “should,” “expect,” “intend,” “plan,” “anticipate,” or “continue,” the negative of these words, other terms of similar meaning or they may use future dates.  Forward-looking statements in this document include without limitation statements regarding the benefits of the Acquisition, including future financial and operating results, the Company’s or the Acquired Entities’ plans, objectives, expectations and intentions.  It is important to note that the Company’s goals and expectations are not predictions of actual performance.  Actual results may differ materially from the Company’s current expectations depending upon a number of factors affecting the Acquired Entities and the Company’s business and risks and uncertainties associated with acquisitions.  These factors include, among other things: the effects of disruption caused by the Acquisition making it more difficult for the Company to execute its operating plan effectively or to maintain relationships with employees, vendors and other business partners; stockholder litigation in connection with the Acquisition; the Company’s ability to successfully integrate Acquired Entities’ businesses and other acquired businesses; global macroeconomic and political conditions; and other risks and uncertainties discussed in the Company’s filings with the SEC, including the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and subsequent quarterly reports on Form 10-Q.  The Company undertakes no obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.  All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDEN ENTERTAINMENT, INC. (Registrant)

Date: January 14, 2019	/s/ Sean T. Higgins
	Name:	Sean T. Higgins
	Title:	Chief Legal Officer and Executive Vice President of Government Affairs and Business Development